Exhibit 99(a)



UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Balance Sheet as of June 30, 1995, and the Unaudited Pro Forma Combined Statements of Income for the three and six months ended June 30, 1995, give effect to the merger (the "Merger") of Shawmut National Corporation ("Shawmut") into Fleet Financial Group, Inc. ("Fleet") accounted for as a pooling of interests, the consummation of the merger (the "NBB Merger") of NBB Bancorp, Inc. ("NBB") into Fleet, the consummation of the merger (the "Plaza Merger") of Plaza Home Mortgage Corp. ("Plaza") into Fleet, the consummation of the merger (the "Northeast Merger") of Northeast Federal Corp. ("Northeast") into Shawmut, the consummation of the acquisition (the "Barclays Acquisition") of substantially all of the assets of Barclays Business Finance Division of Barclays Business Credit, Inc. ("Barclays") by Shawmut, and Fleet's repurchase (the "FMG Repurchase") of the publicly-held shares of Fleet's majority-owned subsidiary, Fleet Mortgage Group, Inc. ("FMG"), each of which was accounted for by the purchase method of accounting, in each case as if such transactions had occurred on January 1, 1995. The Unaudited Pro Forma Combined Statements of Income for the three and six months ended June 30, 1994, give effect to the Merger as if the Merger had occurred on January 1, 1994, and do not take into account the effects of the NBB Merger, the Plaza Merger, the Northeast Merger, the Barclays Acquisition or the FMG Repurchase since such transactions were accounted for under the purchase method of accounting.

     The pro forma information is based on the historical consolidated financial statements of Fleet, Shawmut, NBB, Plaza, Northeast, Barclays, and FMG and their subsidiaries under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Combined
Financial Statements. The pro forma combined financial statements do not give effect to the anticipated cost savings in connection with the Merger, the NBB Merger, the Plaza Merger, or the Northeast Merger or the effects of any required regulatory divestitures.

     The Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the consolidated historical financial statements of Fleet and Shawmut, including the respective notes thereto. The pro forma information is presented for comparative purposes only and is not necessarily indicative of the combined financial position or results of operations in the future or of the combined financial position or results of operations which would have been realized had the acquisitions been consummated during the period or as of the dates for which the pro forma information is presented.

     Pro forma per share amounts for the combined Fleet and Shawmut entity are based on the Common Exchange ratio of
0.8922 shares of Fleet Common Stock for each share of Shawmut Common Stock.

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
June 30, 1995 (a)

                                                                                                                 Fleet
                                                                                                                 Shawmut
                                                                                           Pro Forma             Pro Forma
(Dollars in thousands)                                 Fleet          Shawmut              Adjustments           Combined
ASSETS:
Cash and cash equivalents                             $  2,382,839   $     1,297,875      $          -           $  3,680,714
Federal funds sold and securities purchased
     under agreements to resell                            728,264           853,000                 -              1,581,264
Securities available for sale, at market                10,591,259         1,974,074 (d)      (185,254)(f)         12,380,079 (d)
Securities held to maturity                                736,167         7,527,910 (d)             -              8,264,077 (d)
Loans and leases                                        30,107,137        22,371,047                 -             52,478,184
Reserve for credit losses                                 (950,979)         (541,243)                -             (1,492,222)
Mortgages held for resale                                1,468,510           109,808                 -              1,578,318
Premises and equipment                                     686,212           337,526                 -              1,023,738
Purchased mortgage servicing rights                      1,215,750            12,650                 -              1,228,400
Excess cost over net assets of subsidiaries acquired       462,126           493,706                 -                955,832
Other intangibles                                          190,334            16,606                 -                206,940
Other assets                                             3,699,541         1,507,292           163,263 (f)(g)       5,370,096
Total assets                                          $ 51,317,160   $    35,960,251      $    (21,991)          $ 87,255,420


LIABILITIES and STOCKHOLDERS' EQUITY:
Deposits:
     Demand                                           $  6,355,494   $     4,719,589      $          -           $ 11,075,083
     Regular savings, NOW, money market                 14,734,947         8,583,519                 -             23,318,466
     Time                                               11,939,851         9,381,237                 -             21,321,088
                                                        33,030,292        22,684,345                 -             55,714,637
Federal funds purchased and securities sold
     under agreements to repurchase                      4,585,248         5,600,163                 -             10,185,411
Other short-term borrowings                              4,589,978         2,315,310           116,363 (h)          7,021,651
Accrued expenses and other liabilities                   1,091,658           443,281           348,280 (f)(g)       1,883,219
Long-term debt                                           3,804,913         2,339,441                 -              6,144,354
Total liabilities                                       47,102,089        33,382,540           464,643             80,949,272

Stockholders' equity:
     Preferred stock                                       378,815           303,185                 - (e)            682,000
     Common stock                                          141,960             1,294           103,201 (e)(h)(f)      246,455
     Common surplus                                      1,539,220         1,515,780          (429,437)(e)(h)(f)    2,625,563
     Retained earnings                                   2,132,547           856,885          (209,735)(g)          2,779,697
     Net unrealized gain/(loss) on securities
        available for sale                                  31,967           (13,019)          (37,077)(f)            (18,129)(d)
     Treasury stock, at cost                                (9,438)          (86,414)           86,414 (e)             (9,438)
Total stockholders' equity                               4,215,071         2,577,711          (486,634)             6,306,148
Total liabilities and stockholders' equity            $ 51,317,160   $    35,960,251      $    (21,991)          $ 87,255,420

See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Three Months Ended June 30, 1995 (a)

                                                                                                                   Fleet
                                                                                                                   Shawmut
                                                                         Shawmut              Pro Forma            Pro Forma
(Dollars in thousands, except per share data)             Fleet          Pro Forma            Adjustments          Combined
Interest and fees on loans and leases                 $    738,813   $       473,237      $          -          $  1,212,050
Interest on securities                                     186,865           182,173            (1,279)(f)           367,759
     Total interest income                                 925,678           655,410            (1,279)            1,579,809
Interest expense:
  Deposits                                                 262,839           190,857                 -               453,696
  Short-term borrowings                                     96,316           145,091                 -               241,407
  Long-term debt                                            70,080            41,506                 -               111,586
     Total interest expense                                429,235           377,454                 -               806,689
Net interest income                                        496,443           277,956            (1,279)              773,120
Provision for credit losses                                 27,632               500                 -                28,132
Net interest income after provision for credit losses      468,811           277,456            (1,279)              744,988
Mortgage banking                                           130,553            10,556                 -               141,109
Investment services revenue                                 46,145            31,411                 -                77,556
Service charges, fees and commissions                       75,105            55,594                 -               130,699
Securities available for sale gains (losses)                 3,061             4,893                 -                 7,954
Other noninterest income                                   108,117            14,704                 -               122,821
     Total noninterest income                              362,981           117,158                 -               480,139
Employee compensation and benefits                         244,533           127,102                 -               371,635
Occupancy and equipment                                     75,182            39,193                 -               114,375
Mortgage servicing rights amortization                      45,631             1,204                 -                46,835
FDIC assessment                                             18,034            12,245                 -                30,279
Marketing                                                   15,450             6,450                 -                21,900
Core deposit and goodwill amortization                      20,717             7,051                 -                27,768
OREO expense                                                 2,376             1,215                 -                 3,591
Merger-related charges                                           -            13,588           (13,588)(g)                 -
Other noninterest expense                                  126,423            56,112                 -               182,535
     Total noninterest expense                             548,346           264,160           (13,588)              798,918
Income before taxes                                        283,446           130,454            12,309               426,209
Applicable income taxes                                    111,260            49,503             4,924               165,687
Net income                                            $    172,186   $        80,951      $      7,385          $    260,522
Net income applicable to common shares: (j)           $    169,723   $        73,716                            $    250,824

Weighted average common shares outstanding: (i)
  Primary                                              161,405,299       122,251,693                             265,292,883
  Fully diluted                                        161,832,528       122,251,693                             265,720,112
Earnings per share:
  Primary                                             $       1.05   $          0.60                            $       0.95
  Fully diluted                                       $       1.05   $          0.60                            $       0.94


See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Three Months Ended June 30, 1995 (a)



                                                       Shawmut        Pro Forma            Shawmut
(Dollars in thousands, except per share data)          Historical     Adjustments (c)      Pro Forma
Interest and fees on loans and leases                 $    458,150   $        15,087      $    473,237
Interest on securities                                     155,915            26,258           182,173
     Total interest income                                 614,065            41,345           655,410
Interest expense:
  Deposits                                                 168,880            21,977           190,857
  Short-term borrowings                                    135,282             9,809           145,091
  Long-term debt                                            41,506                 -            41,506
     Total interest expense                                345,668            31,786           377,454
Net interest income                                        268,397             9,559           277,956
Provision for credit losses                                      -               500               500
Net interest income after provision for credit losses      268,397             9,059           277,456
Mortgage banking                                             9,432             1,124            10,556
Investment services revenue                                 31,411                 -            31,411
Service charges, fees and commissions                       54,798               796            55,594
Securities available for sale gains (losses)                 1,320             3,573             4,893
Other noninterest income                                    14,694                10            14,704
     Total noninterest income                              111,655             5,503           117,158
Employee compensation and benefits                         120,368             6,734           127,102
Occupancy and equipment                                     37,499             1,694            39,193
Mortgage servicing rights amortization                         831               373             1,204
FDIC assessment                                             10,961             1,284            12,245
Marketing                                                    6,052               398             6,450
Core deposit and goodwill amortization                       5,271             1,780             7,051
OREO expense                                                   705               510             1,215
Merger-related charges                                      13,588                 -            13,588
Other noninterest expense                                   52,803             3,309            56,112
     Total noninterest expense                             248,078            16,082           264,160
Income before taxes                                        131,974            (1,520)          130,454
Applicable income taxes                                     49,366               137            49,503
Net income                                            $     82,608   $        (1,657)     $     80,951
Net income applicable to common shares: (j)           $     75,373                        $     73,716

Weighted average common shares outstanding: (i)
  Primary                                              123,747,923                         122,251,693
  Fully diluted                                        123,747,923                         122,251,693
Earnings per share:
  Primary                                             $       0.61                        $       0.60
  Fully diluted                                       $       0.61                        $       0.60


See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Six Months Ended June 30, 1995 (a)

                                                                                                                 Fleet
                                                                                                                 Shawmut
                                                       Fleet            Shawmut            Pro Forma             Pro Forma
(Dollars in thousands, except per share data)          Pro Forma        Pro Forma          Adjustments           Combined
Interest and fees on loans and leases                 $  1,432,446   $       932,343      $          -          $  2,364,789
Interest on securities                                     373,230           375,794            (2,558)(f)           746,466
     Total interest income                               1,805,676         1,308,137            (2,558)            3,111,255
Interest expense:
  Deposits                                                 513,918           364,501                 -               878,419
  Short-term borrowings                                    166,461           294,717                 -               461,178
  Long-term debt                                           136,842            81,275                 -               218,117
     Total interest expense                                817,221           740,493                 -             1,557,714
Net interest income                                        988,455           567,644            (2,558)            1,553,541
Provision for credit losses                                 47,964             1,250                 -                49,214
Net interest income after provision for credit losses      940,491           566,394            (2,558)            1,504,327
Mortgage banking                                           228,937            14,925                 -               243,862
Investment services revenue                                 92,377            62,256                 -               154,633
Service charges, fees and commissions                      148,865           110,706                 -               259,571
Securities available for sale gains (losses)                 3,725             7,495                 -                11,220
Other noninterest income                                   197,346            24,500                 -               221,846
     Total noninterest income                              671,250           219,882                 -               891,132
Employee compensation and benefits                         496,432           255,197                 -               751,629
Occupancy and equipment                                    153,491            80,892                 -               234,383
Mortgage servicing rights amortization                      73,893             2,614                 -                76,507
FDIC assessment                                             36,124            24,893                 -                61,017
Marketing                                                   30,171            12,812                 -                42,983
Core deposit and goodwill amortization                      41,253            14,396                 -                55,649
OREO expense                                                 5,804             3,374                 -                 9,178
Merger-related charges                                           -            50,441           (50,441)(g)                 -
Other noninterest expense                                  233,144           107,428                 -               340,572
     Total noninterest expense                           1,070,312           552,047           (50,441)            1,571,918
Income before taxes                                        541,429           234,229            47,883               823,541
Applicable income taxes                                    215,137            89,560            19,153               323,850
Net income                                            $    326,292   $       144,669      $     28,730          $    499,691
Net income applicable to common shares: (j)           $    321,365   $       130,491                            $    480,586

Weighted average common shares outstanding: (i)
  Primary                                              161,016,564       121,946,828                             264,632,148
  Fully diluted                                        161,633,984       121,946,828                             265,249,568
Earnings per share:
  Primary                                             $       2.00   $          1.07                            $       1.82
  Fully diluted                                       $       1.99   $          1.07                            $       1.81

See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Six Months Ended June 30, 1995 (a)



                                                       Fleet          Pro Forma            Fleet
(Dollars in thousands, except per share data)          Historical     Adjustments (b)      Pro Forma
Interest and fees on loans and leases                 $  1,420,312   $        12,134      $  1,432,446
Interest on securities                                     372,949               281           373,230
     Total interest income                               1,793,261            12,415         1,805,676
Interest expense:
  Deposits                                                 506,821             7,097           513,918
  Short-term borrowings                                    166,034               427           166,461
  Long-term debt                                           136,842                 -           136,842
     Total interest expense                                809,697             7,524           817,221
Net interest income                                        983,564             4,891           988,455
Provision for credit losses                                 47,796               168            47,964
Net interest income after provision for credit losses      935,768             4,723           940,491
Mortgage banking                                           230,010            (1,073)          228,937
Investment services revenue                                 92,377                 -            92,377
Service charges, fees and commissions                      148,496               369           148,865
Securities available for sale gains (losses)                 3,725                 -             3,725
Other noninterest income                                   194,667             2,679           197,346
     Total noninterest income                              669,275             1,975           671,250
Employee compensation and benefits                         485,697            10,735           496,432
Occupancy and equipment                                    149,870             3,621           153,491
Mortgage servicing rights amortization                      68,623             5,270            73,893
FDIC assessment                                             35,704               420            36,124
Marketing                                                   30,091                80            30,171
Core deposit and goodwill amortization                      38,325             2,928            41,253
OREO expense                                                 5,638               166             5,804
Merger-related charges                                           -                 -                 -
Other noninterest expense                                  232,076             1,068           233,144
     Total noninterest expense                           1,046,024            24,288         1,070,312
Income before taxes                                        559,019           (17,590)          541,429
Applicable income taxes                                    222,694            (7,557)          215,137
Net income                                            $    336,325   $       (10,033)     $    326,292
Net income applicable to common shares: (j)           $    331,398                        $    321,365

Weighted average common shares outstanding: (i)
  Primary                                              160,130,853                         161,016,564
  Fully diluted                                        160,748,273                         161,633,984
Earnings per share:
  Primary                                             $       2.07                        $       2.00
  Fully diluted                                       $       2.06                        $       1.99


See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Six Months Ended June 30, 1995 (a)



                                                       Shawmut        Pro Forma            Shawmut
(Dollars in thousands, except per share data)          Historical     Adjustments (c)      Pro Forma
Interest and fees on loans and leases                 $    880,110   $        52,233      $    932,343
Interest on securities                                     315,378            60,416           375,794
     Total interest income                               1,195,488           112,649         1,308,137
Interest expense:
  Deposits                                                 315,427            49,074           364,501
  Short-term borrowings                                    260,052            34,665           294,717
  Long-term debt                                            81,275                 -            81,275
     Total interest expense                                656,754            83,739           740,493
Net interest income                                        538,734            28,910           567,644
Provision for credit losses                                      -             1,250             1,250
Net interest income after provision for credit losses      538,734            27,660           566,394
Mortgage banking                                            12,587             2,338            14,925
Investment services revenue                                 62,256                 -            62,256
Service charges, fees and commissions                      106,378             4,328           110,706
Securities available for sale gains (losses)                 1,219             6,276             7,495
Other noninterest income                                    24,478                22            24,500
     Total noninterest income                              206,918            12,964           219,882
Employee compensation and benefits                         239,992            15,205           255,197
Occupancy and equipment                                     76,098             4,794            80,892
Mortgage servicing rights amortization                       1,677               937             2,614
FDIC assessment                                             21,922             2,971            24,893
Marketing                                                   12,063               749            12,812
Core deposit and goodwill amortization                       9,278             5,118            14,396
OREO expense                                                 2,284             1,090             3,374
Merger-related charges                                      50,441                 -            50,441
Other noninterest expense                                   99,890             7,538           107,428
     Total noninterest expense                             513,645            38,402           552,047
Income before taxes                                        232,007             2,222           234,229
Applicable income taxes                                     86,778             2,782            89,560
Net income                                            $    145,229   $          (560)     $    144,669
Net income applicable to common shares: (j)           $    132,025                        $    130,491

Weighted average common shares outstanding: (i)
  Primary                                              122,699,076                         121,946,828
  Fully diluted                                        122,699,076                         121,946,828
Earnings per share:
  Primary                                             $       1.08                        $       1.07
  Fully diluted                                       $       1.08                        $       1.07


See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Three Months Ended June 30, 1994

                                                                                                                 Fleet
                                                                                                                 Shawmut
                                                                                           Pro Forma             Pro Forma
(Dollars in thousands, except per share data)          Fleet          Shawmut              Adjustments           Combined
Interest and fees on loans and leases                 $    576,759   $       322,408      $          -          $    899,167
Interest on securities                                     236,960           149,233              (455)(f)           385,738
     Total interest income                                 813,719           471,641              (455)            1,284,905
Interest expense:
  Deposits                                                 175,145            90,600                 -               265,745
  Short-term borrowings                                     80,459            95,440                 -               175,899
  Long-term debt                                            55,887            19,859                 -                75,746
     Total interest expense                                311,491           205,899                 -               517,390
Net interest income                                        502,228           265,742              (455)              767,515
Provision for credit losses                                 12,031                 -                 -                12,031
Net interest income after provision for credit losses      490,197           265,742              (455)              755,484
Mortgage banking                                            84,491             9,235                 -                93,726
Investment services revenue                                 42,825            29,065                 -                71,890
Service charges, fees and commissions                       61,533            48,844                 -               110,377
Securities available for sale gains (losses)                19,013                 -                 -                19,013
Other noninterest income                                    62,606             6,763                 -                69,369
     Total noninterest income                              270,468            93,907                 -               364,375
Employee compensation and benefits                         240,146           122,604                 -               362,750
Occupancy and equipment                                     74,628            38,113                 -               112,741
Mortgage servicing rights amortization                      20,877             1,120                 -                21,997
FDIC assessment                                             17,456            11,142                 -                28,598
Marketing                                                   14,427             6,593                 -                21,020
Core deposit and goodwill amortization                      14,765             1,773                 -                16,538
OREO expense                                                 5,069             3,375                 -                 8,444
Restructuring charges                                            -            39,800                 -                39,800
Merger-related charges                                           -           100,900                 -               100,900
Other noninterest expense                                  117,108            53,254                 -               170,362
       Total noninterest expense                           504,476           378,674                 -               883,150
Income before taxes                                        256,189           (19,025)             (455)              236,709
Applicable income taxes                                    105,738              (356)             (182)              105,200
Net income before minority interest                        150,451           (18,669)             (273)              131,509
Minority interest                                            2,165                 -                 -                 2,165
Net income                                            $    148,286   $       (18,669)     $       (273)         $    129,344
Net income applicable to common shares: (j)           $    145,823   $       (22,528)                           $    123,022

Weighted average common shares outstanding: (i)
  Primary                                              161,825,198       118,444,898                             267,062,206
  Fully diluted                                        161,828,156       118,444,898                             267,065,164
Earnings per share:
  Primary                                             $       0.90   $         (0.19)                           $       0.46
  Fully diluted                                       $       0.90   $         (0.19)                           $       0.46


See accompanying notes to the unaudited pro forma combined financial statements

FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
For the Six Months Ended June 30, 1994

                                                                                                                 Fleet
                                                                                                                 Shawmut
                                                                                           Pro Forma             Pro Forma
(Dollars in thousands, except per share data)          Fleet          Shawmut              Adjustments           Combined
Interest and fees on loans and leases                 $  1,137,782   $       628,167      $          -          $  1,765,949
Interest on securities                                     460,442           297,828              (455)(f)           757,815
     Total interest income                               1,598,224           925,995              (455)            2,523,764
Interest expense:
  Deposits                                                 336,338           176,268                 -               512,606
  Short-term borrowings                                    145,406           175,519                 -               320,925
  Long-term debt                                           110,502            35,971                 -               146,473
     Total interest expense                                592,246           387,758                 -               980,004
Net interest income                                      1,005,978           538,237              (455)            1,543,760
Provision for credit losses                                 34,418             3,000                 -                37,418
Net interest income after provision for credit losses      971,560           535,237              (455)            1,506,342
Mortgage banking                                           184,850            13,362                 -               198,212
Investment services revenue                                 87,291            58,482                 -               145,773
Service charges, fees and commissions                      122,276            97,317                 -               219,593
Securities available for sale gains (losses)                19,179              (768)                -                18,411
Other noninterest income                                   151,420            14,238                 -               165,658
     Total noninterest income                              565,016           182,631                 -               747,647
Employee compensation and benefits                         498,256           248,395                 -               746,651
Occupancy and equipment                                    153,898            77,831                 -               231,729
Mortgage servicing rights amortization                      51,832             2,388                 -                54,220
FDIC assessment                                             35,549            22,912                 -                58,461
Marketing                                                   27,281            11,071                 -                38,352
Core deposit and goodwill amortization                      28,207             3,472                 -                31,679
OREO expense                                                12,085             9,105                 -                21,190
Restructuring charges                                       25,000            39,800                 -                64,800
Merger-related charges                                           -           100,900                 -               100,900
Other noninterest expense                                  221,873           104,630                 -               326,503
       Total noninterest expense                         1,053,981           620,504                 -             1,674,485
Income before taxes                                        482,595            97,364              (455)              579,504
Applicable income taxes                                    194,087            38,759              (182)              232,664
Net income before minority interest                        288,508            58,605              (273)              346,840
Minority interest                                            4,660                 -                 -                 4,660
Net income                                            $    283,848   $        58,605      $       (273)         $    342,180
Net income applicable to common shares: (j)           $    273,653   $        50,887                            $    324,267

Weighted average common shares outstanding: (i)
  Primary                                              161,515,985       118,135,963                             267,337,544
  Fully diluted                                        161,735,165       118,135,963                             267,619,202
Earnings per share:
  Primary                                             $       1.69   $          0.43                            $       1.21
  Fully diluted                                       $       1.69   $          0.43                            $       1.21


See accompanying notes to the unaudited pro forma combined financial statements

            NOTES TO UNAUDITED PRO FORMA COMBINED
                    FINANCIAL STATEMENTS


     (a) The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger, the NBB Merger, the Plaza Merger, the Northeast Merger, the Barclays Acquisition and the FMG Repurchase been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The NBB Merger was consummated on January 27, 1995, the Barclays Acquisition was consummated on January 31, 1995, the Plaza Merger was consummated on March 3, 1995, the FMG Repurchase was consummated on February 28, 1995 and the Northeast Merger was consummated on June 9, 1995.

     Under generally accepted accounting principles ("GAAP"), the assets and liabilities of Shawmut will be combined with those of Fleet at book value. In addition, the statements of income of Shawmut will be combined with the statements of income of Fleet as of the earliest period presented. Certain reclassifications have been included in the Unaudited Pro Forma Combined Balance Sheet and Unaudited Pro Forma Combined Statements of Income to conform to Fleet's presentation. Certain transactions conducted in the ordinary course of business between Fleet, Shawmut, Northeast, NBB, Barclays, Plaza and FMG are immaterial and, accordingly, have not been eliminated.

     The pro forma combined financial statements do not give effect to the anticipated cost savings in connection with the Merger or the effects of any required regulatory divestitures. While no assurance can be given, Fleet and Shawmut expect to achieve cost savings of approximately $400 million (pre-tax) within fifteen months following the Merger. Such cost savings are expected to be realized primarily through reductions in staff, elimination, consolidation or divestiture of certain branches and the consolidation of certain offices, data processing and other redundant back-office operations and staff functions. Cost reductions and branch consolidations will come from both companies and will be spread throughout the geographic region. Cost savings are also expected to be achieved in connection with the Northeast Merger, the NBB Merger and the Plaza Merger. These cost savings are expected to be approximately $25 million, $20 million and $15 million, respectively, and are expected to be achieved within the first twelve months after the consummation of these respective mergers. The extent to which cost savings will be achieved is dependent upon various factors beyond the control of Fleet and Shawmut, including the regulatory environment, economic conditions, unanticipated changes in business conditions, inflation and the level of Federal Deposit Insurance assessments. Therefore, no assurances can be given with respect to the ultimate level of cost savings to be realized, or that such savings will be realized in the time-frame currently anticipated. In addition, certain regulatory agencies may seek the divestiture of certain assets and liabilities of the combined company following the Merger. Such divestitures may affect certain pro forma combined financial statement amounts, merger and restructuring costs and cost savings.

     All dollar amounts included in these Notes to Unaudited
Pro Forma Combined Financial Statements are in thousands unless otherwise indicated.

     (b) Pro forma adjustments reflect the impact of the NBB Merger, the Plaza Merger and the FMG Repurchase which were consummated on January 27, 1995, March 3, 1995, and February 28, 1995, respectively, as if such transactions had been consummated on January 1, 1995.

            NOTES TO UNAUDITED PRO FORMA COMBINED
              FINANCIAL STATEMENTS - (Continued)


     (c) Pro forma adjustments reflect the impact of the Barclays Acquisition, which was consummated on January 31, 1995, and the Northeast Merger, which was consummated on June 9, 1995, as if they had been consummated on January 1, 1995. Pro forma adjustments also include interest expense on Other short-term borrowings to fund the repurchase of 6,483,665 shares of Shawmut Common Stock issued in connection with the Northeast Merger.

     (d) Fleet is currently reviewing the investment securities portfolio of Shawmut to determine the classification of such securities as either available for sale or held to maturity in connection with Fleet's existing interest-rate risk position. As a result of this review, certain reclassifications of Shawmut investment securities may result. No adjustments have been made to either the available for sale or the held to maturity portfolios in the accompanying Unaudited Pro Forma Combined Balance Sheet to reflect any such reclassification as management has not made a final determination with respect to such matters. Any such reclassification will be accounted for in accordance with Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires that securities transferred from held to maturity to available for sale be transferred at fair value with any unrealized gain or loss, net of taxes, at the date of transfer recognized as a separate component of stockholders' equity. At June 30, 1995, securities held to maturity at Shawmut had an unrealized loss of $96,820.

     (e) Pro forma adjustments to common shares and common surplus at June 30, 1995, reflect the Merger accounted for as a pooling of interests, through: (a) the exchange of 104,495,161 shares of Fleet Common Stock (using the Common Exchange Ratio of 0.8922) for the 117,120,781 outstanding shares of Shawmut Common Stock at June 30, 1995 (which excludes the 5,811,900 shares of Shawmut Common Stock held by Fleet as of such date, which are assumed to be retired for combining purposes, and the repurchase of 6,483,665 shares of Shawmut Common Stock issued in connection with the Northeast Merger which have been or will be repurchased; as of June 30 ,1995, 2,714,797 shares had been repurchased with the remainder expected to be repurchased during the third quarter of 1995) and (b) the exchange of shares of Fleet New Preferred Stock for all shares of Shawmut Preferred on a share-for-share basis.

     (f) Pro forma adjustments to securities available for sale at June 30, 1995, and to dividend income on securities for the quarter ended June 30, 1995, reflect the elimination of 5,811,900 shares of Shawmut Common Stock held by Fleet at June 30, 1995, and the corresponding dividend income recorded on such shares. Pro forma adjustments to other assets and accrued expenses and other liabilities at June 30, 1995, include the elimination of Fleet's dividend receivable related to such shares and the elimination of Shawmut's corresponding dividend payable. The Unaudited Pro Forma Combined Balance Sheet also eliminates the after-tax unrealized gain on these securities recorded in equity and the related deferred tax liability.

            NOTES TO UNAUDITED PRO FORMA COMBINED
              FINANCIAL STATEMENTS - (Continued)

     (g) A liability of $400,000 ($349,559 net of the $36,853 and $13,588 charges taken by Shawmut in the first and second quarters of 1995 respectively) has been recorded in the Unaudited Pro Forma Combined Balance Sheet to reflect management's best estimate of merger and restructuring related charges in connection with the Merger. This liability resulted in a $240,000 after-tax charge ($209,735 net of the after-tax impact of the charge recorded by Shawmut in the first six months of 1995) to retained earnings in the Unaudited Pro Forma Combined Balance Sheet. It is anticipated that substantially all of these charges will be paid during the first 15 months subsequent to the Merger. During the first quarter of 1995 Shawmut recognized $36,853 of this charge due to the settlement of certain of Shawmut's retirement benefits as a result of the execution of the merger agreement with Fleet. During the second quarter of 1995 Shawmut recognized $13,588 of this charge due to the vesting of certain restricted stock upon shareholder approval of the Merger. These charges have been eliminated from the pro forma income statements due to the nonrecurring nature of the charges. The following table provides details of the estimated merger and restructuring related charges by type:

        Type of Cost                        Estimated Costs
                                         (Dollars in Thousands)
   Personnel                                   $ 255,000
   Facilities and equipment                       68,000
   Branch related                                 37,000
   Other merger expenses                          40,000
   Total                                       $ 400,000

     Personnel related costs consist primarily of charges related to employee severance, termination of certain employee benefits plans and employee assistance costs for separated employees. Facilities and equipment charges consist of lease termination costs and other facilities related exit costs resulting from consolidation of duplicate headquarters and operational facilities, and computer equipment and software write-offs due to duplication or incompatibility. Branch related costs are primarily related to the cost of exiting branches anticipated to be closed, including lease terminations and equipment write-offs. The effect of the proposed charge has been reflected in the Unaudited Pro Forma Combined Balance Sheet as of June 30, 1995; however, since the proposed charge is nonrecurring, it has not been reflected in the Unaudited Pro Forma Combined Statements of Income.

     (h) Pro forma adjustments to Other short-term borrowings, Common stock and Common surplus at June 30, 1995 assume that the remaining outstanding shares of Shawmut Common Stock issued in connection with the Northeast Merger were all repurchased as of June 30, 1995 at an average stock price of $30.875, the closing price of Shawmut Common Stock on July 31, 1995. At June 30, 1995, 3,768,868 shares of
Shawmut Common Stock issued in connection with the Northeast Merger remained outstanding.

            NOTES TO UNAUDITED PRO FORMA COMBINED
              FINANCIAL STATEMENTS - (Continued)


     (i) The Fleet Pro Forma weighted average shares outstanding for the six months ended June 30, 1995, reflect Fleet's historical weighted average shares outstanding plus the one month effect of the issuance of 6,165,912 shares of Fleet Common Stock in connection with the NBB Merger as if such Merger occurred on January 1, 1995. The Shawmut Pro Forma weighted average shares outstanding for the three and six months ended June 30, 1995, reflect Shawmut's historical weighted average shares outstanding adjusted for the repurchase of the shares of Shawmut Common Stock issued in connection with the Northeast Merger as if such merger and repurchase had occurred on January 1, 1995. The Fleet/Shawmut Pro Forma weighted average shares outstanding for the three and six months ended June 30, 1995, reflect the Fleet Pro Forma weighted average shares plus the converted Shawmut Pro Forma weighted average shares outstanding (after adjustment to eliminate the 5,811,900 shares of Shawmut Common Stock owned by Fleet, which are assumed to be retired for combining purposes). Pro forma per share amounts for the combined Fleet and Shawmut entity are based on the Common Exchange ratio of 0.8922 shares of Fleet Common Stock for each share of Shawmut Common Stock.

     (j) The Fleet/Shawmut Pro Forma net income applicable to common shares reflects the sum of the Fleet Pro Forma net income applicable per common share and the Shawmut Pro Forma net income applicable per common share adjusted for any Fleet/Shawmut Pro Forma adjustments.